UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 3, 2009

CAC GROUP INC.

(formerly LENOX GROUP INC.)

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11908

Delaware	13-3684956
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 944-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously disclosed, on November 23, 2008, CAC Group Inc. (formerly known as Lenox Group Inc., the “Company”), FL 56 Intermediate Corp, a Delaware corporation (“FL”), OVP, Inc. (formerly known as D 56, Inc.), a Minnesota corporation (“OVP”), Ceramic Art Company, Inc. (formerly known as Lenox, Incorporated), a New Jersey corporation (“CI”), Lenox Worldwide, LLC, a Delaware limited liability company (“LWLLC”), CAC Retail, Inc. (formerly known as Lenox Retail, Inc.), a Minnesota corporation (“CRI”), and CAC Sales, Inc. (formerly known as Lenox Sales, Inc.), a Minnesota corporation (“CSI” and together with the Company, FL, OVP, CI, LWLLC and CRI, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 cases have been consolidated by the Bankruptcy Court under case number 08-14679 (ALG).

On April 3, 2009, the Debtors filed their monthly operating report for the period February 1, 2009 to February 28, 2009 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

The Monthly Operating Report may be available electronically, on the internet website of Debtors’ notice and claims agent at www.lgireorg.com.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K and the exhibit hereto contain certain statements that may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the Company’s current plans, expectations, estimates and management’s beliefs about the Company’s future performance. Some risks and uncertainties that could affect performance include, but are not limited to, the ability of the Company to: (1) manage litigation risk in a cost effective manner; (2) obtain Bankruptcy Court approval with respect to motions made from time to time in the Chapter 11 proceeding; and (3) effectively manage the potential adverse impact of the Chapter 11 proceeding on the Company’s operations. Actual results may vary materially from forward-looking statements and the assumptions on which they are based. The Company undertakes no obligation to update or publish in the future any forward-looking statements. Also, please read the bases, assumptions and factors set out in Item 1A in the Company’s Form 10-K for 2007 dated March 13, 2008 and in Item 1A in the Company’s Quarterly Reports on Form 10-Q that have been subsequently filed under the Exchange Act, all of which is incorporated herein by reference and applicable to the forward-looking statements set forth herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

EX - 99.1	Monthly Operating Report for the period February 1, 2009 to February 28, 2009, filed with the United States Bankruptcy Court for the Southern District of New York.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAC GROUP INC.

Date: April 3, 2009	By:	/s/ Carl Landeck
Carl Landeck, Treasurer & Chief Liquidating Officer

EXHIBIT INDEX

Exhibit No.	Description

EX - 99.1	Monthly Operating Report for the period February 1, 2009 to February 28, 2009, filed with the United States Bankruptcy Court for the Southern District of New York.